SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

ADUDDELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14220 S. Meridian Avenue

Oklahoma City, Oklahoma   73173

(Address of principal executive offices) (Zip Code)

(405) 692-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02   Results of Operations and Financial Condition.

Aduddell Industries, Inc. (the "Company") announced the resignation of its interim CFO on March 27, 2008. No successor CFO has been named or employed. Furthermore, the Company utilizes decentralized accounting for the operations of several of the subsidiaries in its consolidated group. For these reasons, the Company has not finalized its 2007 Form 10-K. The Company needs more time to accurately and fully comply with the disclosure and reporting requirements required by the Form 10-K.

The Company has, however, finalized the audit of its 2007 financial statements, which audited financial statements and related audit report are included herein as an Exhibit to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits:

99.1

Report of Independent Registered Public Accounting Firm; 2007 Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statement of Cash Flows and Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUDDELL INDUSTRIES, INC.
/s/ Timothy Aduddell Timothy Aduddell President and CEO
April 15, 2008

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1

Report of Independent Registered Public Accounting Firm; 2007 Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statement of Cash Flows and Notes to Consolidated Financial Statements.

Filed herewith electronically